Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 7 Intangible Assets

Activity related to TDS’ Licenses, Goodwill and Franchise rights is presented below.  See Note 6 — Acquisitions, Divestitures and Exchanges for information regarding transactions which affected these intangible assets during the periods.  Prior to 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS’ Licenses and Goodwill.  Further, a goodwill impairment loss on the U.S. Cellular reporting unit was recognized in 2003 at TDS but not at U.S. Cellular.  Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not equal the TDS consolidated Licenses and Goodwill related to U.S. Cellular.

Licenses
	U.S. Cellular	Wireline	Cable	Total
(Dollars in millions)
Balance at December 31, 2015	$1,838	$3	$3	$1,844
Acquisitions	53	–	–	53
Transferred to Assets held for sale	(8)	–	–	(8)
Divestitures	–	(1)	–	(1)
Exchanges - Licenses received	25	–	–	25
Exchanges - Licenses surrendered	(18)	–	–	(18)
Balance at December 31, 2016	1,890	2	3	1,895
Acquisitions	331	–	–	331
Transferred to Assets held for sale	(10)	–	–	(10)
Exchanges - Licenses received	25	–	–	25
Exchanges - Licenses surrendered	(9)	–	–	(9)
Balance at December 31, 2017	$2,227	$2	$3	$2,232

Goodwill
	U.S. Cellular	Wireline	Cable	HMS	Total
(Dollars in millions)
Balance at December 31, 2015	$227	$409	$95	$35	$766
Other	–	–	–	–	–
Balance at December 31, 2016	227	409	95	35	766
Acquisitions	–	–	5	–	5
Loss on impairment	(227)	–	–	(35)	(262)
Balance at December 31, 2017	$–	$409	$100	$–	$509

Accumulated impairment losses in prior periods were $334 million for U.S. Cellular, $29 million for Wireline, $84 million for HMS, and $4 million for Corporate and Other.

Goodwill Interim Impairment Assessment

U.S. Cellular

U.S. Cellular operates in an intensely competitive wireless industry environment and has experienced declining service revenues in recent periods.  Based on recent 2017 developments, including wireless expansion plans announced by other companies and the results of the FCC’s forward auction of 600 MHz spectrum licenses and other FCC actions, U.S. Cellular anticipates increased competition for customers in its primary operating markets from new and existing market participants over the long term.  In addition, the widening adoption of unlimited data plans and other data pricing constructs across the industry, including U.S. Cellular’s introduction of unlimited plans earlier in 2017, may limit the industry’s ability to monetize future growth in data usage.  These factors when assessed and considered as part of U.S. Cellular’s annual planning process conducted in the third quarter of each year caused management to revise its long-range financial forecast in the third quarter of 2017.  Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test on an interim basis.

TDS used a one-step quantitative approach that compared the fair value of the U.S. Cellular reporting unit to its carrying value.  A discounted cash flow approach was used to value the reporting unit, using value drivers and risks specific to U.S. Cellular and the industry and current economic factors.  The cash flow estimates incorporated certain assumptions that market participants would use in their estimates of fair value and may not be indicative of U.S. Cellular specific assumptions.  However, the discount rate used in the analysis considers any additional risk a market participant might place on integrating the U.S. Cellular reporting unit into its operations.

The results of the interim goodwill impairment test indicated that the carrying value of the U.S. Cellular reporting unit exceeded its fair value.  Therefore, TDS recognized a loss on impairment of goodwill of $227 million to reduce the carrying value of goodwill for the U.S. Cellular reporting unit to zero in the third quarter of 2017.

HMS

HMS has continued to experience slower than expected service revenue growth in 2017 due primarily to the competitive nature of the hosted and managed services industry, and the portfolio of services offered by HMS compared to the industry overall.  Further, revenue mix has been trending towards a higher proportion of lower margin revenue streams.  These factors when assessed and considered as part of its annual planning process caused HMS management to revise its long-range forecast in the third quarter of 2017.  Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test on an interim basis.  No other triggering events for indefinite-lived intangible assets or long-lived assets were identified.

TDS used a one-step quantitative approach that compared the fair value of the HMS reporting unit to its carrying value.  TDS used the discounted cash flow approach and guideline public company method to value the HMS reporting unit.  The discounted cash flow approach uses value drivers and considers risks specific to the industry as well as current economic factors.  The guideline public company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies.  The developed multiples were applied to applicable financial measures of the HMS reporting unit to determine fair value.  The discounted cash flow approach and guideline public company method were weighted to arrive at the total fair value used for impairment testing.  The weighting of methods was consistently applied in both 2017 and 2016.

The results of the interim goodwill impairment test indicated that the carrying value of the HMS reporting unit exceeded its fair value.  Therefore, TDS recognized a loss on impairment of goodwill of $35 million to reduce the carrying value of goodwill for the HMS reporting unit to zero in the third quarter of 2017.

Franchise Rights

Franchise rights were $255 million and $244 million as of December 31, 2017 and 2016, respectively.  The increase in Franchise rights was due primarily to the acquistion of several small cable companies during 2017.  See Note 6 — Acquisitions, Divestitures and Exchanges for further information.